CROFT LEOMINSTER

                                  INCOME FUND






                               SEMI-ANNUAL REPORT

                                OCTOBER 31, 2000

                                                               December 26, 2000

Dear Fellow Shareholders,

        From January 1, 2000 to December 26, 2000, your Croft-Leominster Income Fund increased 1.2*%. The Fund's current yield is approximately 7.9%.

        US economic growth has recently begun to show signs of slowing, and there are indications that the domestic unemployment rate will continue to trend up. Because of this, the Federal Reserve Bank has suggested that an economic slowdown, not inflation, is now the biggest risk to the US economy. Although the economy is not on the brink of a recession, the Federal Reserve Bank will not hesitate to cut interest rates to stimulate growth and investment, in an effort to prolong the long economic expansion. It is possible that we will see at least a full percentage point cut in interest rates, and we are confident that a meaningful rally in the corporate bond market will result.

        In the meantime, however, the environment remains a challenging one for corporate bond investors. We have been decreasing our exposure to lower quality bond issues. The effect of this is two-fold. If the economy does encounter a meaningful slowdown, lower credit quality issuers bear the most risk. Also, as the bond market rallies, quality companies will perform solidly. The current spread between governments and quality corporate bonds is very wide by historical terms and should narrow over the next year.

        As of November 30, 2000, the Income Fund has the following characteristics: weighted average yield to maturity of 9.0%, weighted average duration of 8.5 years and weighted average maturity of 19.5 years. We continue to manage credit risk by investing for strong diversification. We hold 63 corporate bond issues, which are spread among 18 industries.

        Thank you for your investment in the Croft-Leominster Income Fund.

        With kindest regards,

                                        Sincerely,



                                        Kent Croft

----------
*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.


                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------

SHARES                                                                MARKET VALUE
------                                                                ------------

COMMON STOCKS - 2.94%
Closed-End Funds - 2.53%
  6,200       Alliance World Dollar Govt. II .....................       $52,700
  4,500       Salomon Brothers Worldwide Income Fund .............        51,750
 10,300       Templeton Emerging Markets Income Fund .............        99,781
                                                                         -------
                                                                         204,231
                                                                         -------
Utilities - 0.41%
  1,400       Edison International ...............................        33,425
                                                                         -------

TOTAL COMMON STOCKS (Cost $262,501) ..............................       237,656
                                                                         -------

PREFERRED STOCKS - 1.25%
  2,820       Conseco Financing Trust, 8.70%, 09/30/28 ...........        33,664
  2,100       Foster Wheeler Trust, 9.00%, 01/15/29 ..............        37,144
  1,400       Oxy Capital Trust, 8.16%, 01/20/39 .................        30,625
                                                                         -------
TOTAL PREFERRED STOCKS (Cost $158,000) ...........................       101,433
                                                                         -------

Principal Value
---------------
CORPORATE BONDS - 87.31%
Cable TV & Cellular Telephone - 4.69%
$185,000      CF Cable TV Inc. Senior Secured Notes,
                         9.125%, 07/15/07 ........................      $198,559
 100,000      Tele-Communications Inc. Notes, 7.875%, 08/01/13 ...       100,009
  80,000      Tele-Communications Inc. Senior Debentures, 8.75%,
                         02/15/23 ................................        80,973
                                                                         -------
                                                                         379,541
                                                                         -------
Capital Goods - 0.89%
 69,000       Caterpillar Inc. Sinking Fund Debentures,
                         9.75%, 06/01/19 .........................        72,061
                                                                         -------

Chemicals - 3.87%
 35,000       ARCO Chemical Co. Debentures, 9.90%, 11/01/00 ......        35,000
 65,000       ARCO Chemical Co. Debentures, 10.25%, 11/01/10 .....        66,774
105,000       ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ......       102,473
 75,000       Agrium Inc Debentures (Yankee), 7.80%, 02/01/27 ....        61,902
 60,000       Millennium Amer. Senior Unsecured Notes,
                         7.625%, 11/15/26 ........................        46,716
                                                                         -------
                                                                         312,865
                                                                         -------

   The accompanying notes are an integral part of these financial statements.

                                     - 2 -




                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                      MARKET VALUE
---------------                                                      ------------

Containers & Paper - 20.72%
$150,000         Abitibi-Consolidated, Debentures,
                              7.40%, 04/01/18 ....................     $ 129,159
 175,000         Champion International, Debentures,
                              7.625%, 09/01/23 ...................       155,951
  46,000         Georgia Pacific Corp. Debentures,
                              9.875%, 11/01/21 ...................        47,120
 380,000         Georgia Pacific Corp. Debentures,
                              9.625%, 03/15/22 ...................       379,278
 700,000         Georgia Pacific Corp. Debentures,
                              9.125%, 07/01/22 ...................       694,324
  50,000         Owens-Illinois Inc. Senior Unsecured
                              Debentures, 7.80%, 05/15/18 ........        31,250
 140,000         Stone Container Corp. Senior Subordinated
                              Debentures, 10.75%, 04/01/02 .......       138,775
 100,000         Stone Container Corp. Senior Subordinated
                              Units, 12.25%, 04/01/02 ............       100,000
                                                                       ---------
                                                                       1,675,857
                                                                       ---------
Electric & Gas Utilities - 3.46%
  40,000         Houston Lighting & Power, 1st Mortgage,
                               8.75%, 03/01/22 ...................        40,776
  70,000         Monongahela Power, 1st Mortgage,
                               8.625%, 11/01/21 ..................        72,913
 115,000         Old Dominion Electric, 1st Mortgage,
                               8.76%, 12/01/22 ...................       118,335
  50,000         Portland General Electric, 1st Mortgage,
                               7.75%, 04/15/23 ...................        48,129
                                                                       ---------
                                                                         280,153
                                                                       ---------
Energy & Energy Services - 7.53%
  65,000         Global Marine Inc., Notes,
                              7.00%, 06/01/28 ....................        57,447
  50,000         Magnum Hunter Res, Debentures,
                              10.00%, 06/01/07 ...................        49,000
 135,000         Mariner Energy Corp. Senior Subordinated
                              Notes, 10.50%, 08/01/06 ............       129,600
 100,000         Mobil Corp. Debentures,
                              8.00%, 08/12/32 ....................       104,927
 240,000         Occidental Petroleum, Debentures,
                              7.20%, 04/01/28 ....................       218,958
  50,000         YPF Sociedad Anonima, Notes,
                              8.00%, 02/15/04 ....................        49,140
                                                                       ---------
                                                                         609,072
                                                                       ---------
Environmental Service/Pollution Control - 0.58%
  50,000         Waste Management Inc. Debentures,
                               7.65%, 03/15/11 ...................        46,633
                                                                       ---------

Financial Services - 5.50%
 100,000         Ace Capital Trust II, 9.70%, 04/01/30 ...........       105,181
 123,000         Aetna Services Inc. Debentures, 8.00%, 01/15/17..       120,390
  95,000         Aetna Services Inc. Debentures, 7.25%, 08/15/23..        88,724
 105,000         Lincoln National Corp. Debentures,
                               9.125%, 10/01/24 ..................       112,654
  20,000         Washington Mutual Cap Company Guarantee,
                               8.375%, 06/01/27 ..................        18,121
                                                                       ---------
                                                                         445,070
                                                                       ---------


   The accompanying notes are an integral part of these financial statements.

                                     - 3 -




                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                      MARKET VALUE
---------------                                                      ------------


Food & Drug Producers - 2.54%
$ 80,000          Borden Inc. Sinking Fund Debentures,
                              9.25%, 06/15/19 ....................    $   70,098
  80,000          Dura Pharmaceuticals Convertible,
                              3.50%, 07/15/02 ....................        77,400
  55,000          Rhone-Poulenc Rorer (Yankee) Debentures,
                              8.62%, 01/05/21 ....................        57,943
                                                                       ---------
                                                                         205,441
                                                                       ---------
Gas & Gas Transmission - 1.61%
  40,000         Bellwether Exploration Co. Senior
                              Subordinated, 10.875%, 04/01/07 ....        38,400
 100,000         KN Energy Inc, Debentures,
                              7.25%, 03/01/28 ....................        91,911
                                                                       ---------
                                                                         130,311
                                                                       ---------
Hotels & Motels - 0.88%
  85,000         Starwood Hotel & Resorts Debentures,
                               7.75%, 11/15/25 ...................        71,543
                                                                       ---------

Industrial Goods - 11.87%
  60,000          Crown Cork & Seal, Debentures,
                                8.00%, 04/15/23 ..................        31,773
  75,000          Cummins Engine Company, Inc. Debentures (Puts),
                                6.75%, 02/15/27 ..................        69,518
  85,000          National Equipment Services, Senior Subordinated
                                Notes, 10.00%, 11/30/04 ..........        51,425
  50,000          Terex Corp. Company Guarantee, 8.875%, 04/01/08.        44,250
  50,000          Tyco International Group SA Company Guarantee,
                                6.875%, 01/15/29 .................        43,863
  65,000          Westinghouse Electric Corp. Debentures,
                                8.625%, 08/01/12 .................        68,449
 670,000          Westinghouse Electric Corp. Debentures,
                                7.875%, 09/01/23 .................       650,564
                                                                       ---------
                                                                         959,842
                                                                       ---------
Media & Entertainment - 8.76%
 200,000         CBS Inc. Senior Debentures, 8.875%, 06/01/22 ....       206,754
  91,000         Granite Broadcasting, Senior Subordinated
                         Notes, 10.375%, 05/15/05 ................        67,795
 345,000         Time Warner Inc. Debentures, 9.15%, 02/01/23 ....       386,300
  45,000         Time Warner Entertainment Senior Debentures,
                         8.375%, 03/15/23 ........................        47,033
                                                                       ---------
                                                                         707,882
                                                                       ---------

Metals & Mining - 6.02%
 180,000         Alcan Aluminum Ltd. Debentures,
                         8.875%, 01/15/22 ........................       190,491
 285,000         USX Corp. Debentures, 8.50%, 03/01/23 ...........       296,801
                                                                       ---------
                                                                         487,292
                                                                       ---------

   The accompanying notes are an integral part of these financial statements.

                                      -4-




                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                      MARKET VALUE
---------------                                                      ------------


Miscellaneous Consumer Goods & Services - 0.94%
$ 10,000          Eastman Kodak Co. Notes, 9.375%, 03/15/03 ......    $   10,448
  75,000          Tenneco Packaging Debentures, 8.125%, 06/15/17..        65,201
                                                                       ---------
                                                                          75,649
                                                                       ---------
Retail Stores - 1.06%
 115,000         Great Atlantic & Pacific Tea Co. Unsecured Notes,
                               7.75%, 04/15/07 ...................       78,678
  30,000          Rite Aid Corp Notes, 7.125%, 01/15/07 ..........        7,350
                                                                       ---------
                                                                          86,028
                                                                       ---------
Technology - 0.61%
  50,000          Lockheed Martin Corp Company Guarantee,
                               7.65%, 05/01/16 ...................        49,426
                                                                       ---------

Telephones - 5.78%
  50,000         BellSouth Telecommunications, Debentures,
                               7.875%, 08/01/32 ..................        48,119
 125,000         GTE Corp. Debentures, 8.75%, 11/01/21 ...........       138,276
  70,000         New York Telephone Co. Debentures,
                               9.375%, 07/15/31 ..................        74,065
  17,096         Nynex Corp. Amortized Debentures,
                               9.55%, 05/01/10 ...................        18,259
 135,000         U.S. West Communications, Debentures,
                               8.875%, 06/01/31 ..................      136,684
  62,000         Williams Communication Group Senior Notes,
                              10.875%, 10/01/09 ..................        52,545
                                                                       ---------
                                                                         467,948
                                                                       ---------

        TOTAL CORPORATE BONDS (Cost $7,292,574) ..................    7,062,614
                                                                      ----------

       SHORT TERM INVESTMENTS - 7.02%
       Cash Equivalent - 4.55%
 368,026         Firstar Treasury Fund (Cost $368,026) ...........       368,026
       Commercial Paper - 2.47%
 200,000         GE Capital Corp., 6.52%, 11/06/00
                 (Cost $200,000) .................................       200,000
                                                                       ---------


   The accompanying notes are an integral part of these financial statements.

                                     - 5 -



                            CROFT FUNDS CORPORATION

                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL VALUE                                                      MARKET VALUE
---------------                                                      ------------

TOTAL SHORT TERM INVESTMENTS (Cost $568,026) .....................     $ 568,026

                TOTAL INVESTMENTS (Cost $8,281,101) .. 98.52%          7,969,729
                                                       -----           ---------

                Other assets less liabilities ........  1.48%           119,776
                                                       -----            -------

                TOTAL NET ASSETS .....................100.00%       $ 8,089,505
                                                     =======        ===========



(1)     Federal Tax Information: At October 31, 2000 the net unrealized appreciation based on cost for Federal Income tax purposes of $8,343,558 was as follows:

                Aggregate gross unrealized appreciation for all investments for
                which there was an excess of value over cost .....  $    215,845
                Aggregate gross unrealized depreciation for all investments for
                which there was an excess of cost over value .....     (589,674)
                                                                    -----------
        Net unrealized depreciation ..............................  $  (373,829)

                                                                   ===========



   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000
                                  (Unaudited)

--------------------------------------------------------------------------------


Assets:
Investments in securities, at value (cost $8,343,558) (Note 2) ..   $ 7,969,729
Dividends and interest receivables ..............................       169,521
Fund shares sold ................................................         1,805
Due from investment advisor .....................................         1,776
Prepaid expenses ................................................         7,576
                                                                    -----------
        Total Assets ............................................     8,150,407
                                                                    -----------

Liabilities:
        Dividends payable ..........................      37,853
        Accrued directors fees .....................         744
        Other accrued expenses .....................      22,305
                                                     -----------

        Total Liabilities .......................................        60,902
                                                                    -----------

        Net Assets ..............................................   $ 8,089,505
                                                                    ===========

Net Assets Consist of:
        Additional paid in capital ..............................     9,125,110
        Undistributed net investment loss .......................        (5,453)
        Accumulated net realized loss from
                investment transactions (Note 6) ................      (656,323)
        Net unrealized depreciation on investments ..............      (373,829)
                                                                    -----------

        Net Assets ..............................................   $ 8,089,505
                                                                    ===========


        Net asset value, redemption and offering price per share
                ($8,089,505/884,490 shares
                of capital stock outstanding) (Note 4)            $        9.15
                                                                  =============

   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                   For the six months ended October 31, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
Interest .........................................................    $ 348,967
Dividends ........................................................       20,721
                                                                      ---------
        Total income .............................................      369,688

Expenses:
Investment advisory fees (Note 3) ................................       32,405
Administration fees (Note 4) .....................................       13,121
Transfer agent fees ..............................................        5,991
Audit fees .......................................................        5,880
Legal fees .......................................................        4,333
Registration fees ................................................        3,435
Insurance ........................................................        3,007
Custody fees .....................................................        1,960
Printing and postage expense .....................................          857
Directors' fees ..................................................          245
Other expenses ...................................................        4,004
                                                                      ---------

        Total expenses ...........................................       75,240

        Less: Expense reimbursement (Note 3) .....................      (30,119)
                                                                      ---------

        Net expenses .............................................       45,121
                                                                      ---------

        Net investment income ....................................      324,567
                                                                      ---------

Net Realized and Unrealized Gain
        (Loss) on Investments (Note 2)
Net realized loss from investment transactions ...................     (468,016)
Net change in unrealized depreciation on investments .............      229,297
                                                                      ---------

        Net realized and unrealized loss on investments ..........     (238,719)
                                                                      ---------

        Net increase in net assets resulting from operations .....    $  85,848
                                                                      =========




   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      For the six
                                                     months ended     For the year
                                                    October 31, 2000      ended
                                                      (Unaudited)    April 30, 2000
                                                      -----------    --------------


Increase (Decrease) in Net Assets from Operations
Net investment income ...............................   $   324,567    $    689,042
Net realized loss from investment transactions ......      (468,016)       (107,608)
Net change in unrealized appreciation
        (depreciation) on investments ...............       229,297        (814,802)
                                                        -----------    ------------
Net increase (decrease) in net assets resulting
        from operations .............................        85,848        (233,368)

Dividends and Distributions to Shareholders
Dividend from net investment income
        ($0.39 and 0.79 per share, respectively) ....      (337,296)       (701,930)

Capital Share Transactions
Net capital share transactions (Note 4) .............       183,979      (1,028,911)
                                                        -----------    ------------

Net decrease in net assets ..........................       (67,469)     (1,964,209)

Net Assets:
Beginning of Period .................................     8,156,974      10,121,183
                                                        -----------    ------------

End of Period (including undistributed net investment
        loss of $5,453, and net investment income
        of $7,276, respectively) ....................   $ 8,089,505    $  8,156,974
                                                        ===========    ============



   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

    The Croft-Leominster Income Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership, which commenced operations January 1, 1992, for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at April 30, 2000 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund's Board of Directors.

    Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost.

    FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------


    OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

    The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the management agreement the Adviser provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Adviser, the Fund pays a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund (excluding interest, taxes, brokerage commission and extraordinary expenses) will not an annual rate of exceed 1.10%. As a result, for the six months ended October 31, 2000, the Adviser accrued reimbursements to the Fund of $30,119.

    Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker/dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

    The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

    Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------

Note 4. CAPITAL SHARE TRANSACTIONS

    As of October 31, 2000, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $9,125,110 for the Fund.

Transactions in capital stock were as follows:

                                      Six Months Ended          Year Ended
                                      October 31, 2000        April 30, 2000
                                         (Unaudited)
                                      Shares    Amount      Shares        Amount
                                      ------    ------      ------        ------
Shares sold ....................    11,574    $ 109,778      33,076    $   330,901

Shares issued in reinvestment of
       dividends ...............    28,084      259,232      70,385        697,538

Shares redeemed ................   (19,715)    (185,524)   (205,246)    (2,057,350)
                                   -------     --------    --------     ----------

Net increase (decrease) ........    19,943    $ 183,486    (101,785)   $(1,028,911)
                                    ======    =========    ========    ===========

NOTE 5.  INVESTMENT TRANSACTIONS

    During the six months ended October 31, 2000, the cost of purchases and the proceeds of sales, excluding short-term securities, aggregated $1,436,593 and $1,228,139, respectively.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

    The Fund makes dividend distributions quarterly. During the six months ended October 31, 2000, distributions of $0.39 aggregating $337,296 were declared from net investment income.

NOTE 7. CARRYOVERS

    At April 30, 2000, the Fund had unused capital loss carryforwards of $141,295 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2008.




                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)




                                                     Six Months
                                                       Ended
                                                     October 31,                 For the Fiscal Years Ended April 30,
                                                      2000 (a)        2000           1999        1998        1997      1996 (b)
                                                      --------        ----           ----        ----        ----      --------

Net asset value, beginning of period ..........   $       9.43     $      10.47  $    10.95  $   10.40  $    10.25  $      10.00
                                                  ------------     ------------  ----------  ---------     -------  ------------

Income (loss) from investment operations:
        Net investment income (loss) ..........          (0.01)            0.76        0.77       0.81        0.79          0.73
        Net realized and unrealized gain
                (loss) on investments .........           0.12            (1.02)      (0.46)      0.65        0.26          0.28
                                                  ------------     ------------  ----------  ---------     -------  ------------
        Total from investment operations ......           0.11            (0.26)       0.31       1.46        1.05          1.01
                                                  ------------     ------------  ----------  ---------     -------  ------------

Less distributions:
        Dividends from net investment income ..          (0.39)           (0.78)      (0.76)     (0.78)      (0.84)        (0.73)
        Distributions from net realized
                capital gains from
                security transactions .........           0.00             0.00       (0.03)     (0.13)      (0.06)        (0.03)
                                                  ------------     ------------  ----------  ---------     -------  ------------

        Total distributions ...................          (0.39)           (0.78)      (0.79)     (0.91)      (0.90)        (0.76)
                                                  ------------     ------------  ----------  ---------     -------  ------------

Net asset value, end of period ................   $       9.15     $       9.43  $    10.47  $   10.95  $    10.40  $      10.25
                                                  ============     ============  ==========  =========  ==========  ============

Total return (b) ..............................           1.17%           (2.40%)      2.91%     14.36%      10.56%        10.17%

Ratios/Supplemental data
        Net assets end of period (in 000Os) ...   $      8,090        $   8,157  $   10,121   $   9,890  $   7,419   $      6,450
        Ratio of expenses to average
                net assets before reimbursement           1.83%(c)         1.79%       1.78%      1.59%       1.90%         1.10%(c)
        Ratio of expenses to average
                net assets after reimbursement            1.10%(c)         1.10%       1.10%      1.10%       1.10%         1.10%(c)
        Ratio of net investment income
                (loss) to average net assets
                before reimbursement ..........           7.18%(c)         6.97%       6.47%      6.90%       6.76%         7.35%(c)
        Ratio of net investment income
                (loss) to average net assets,
                after reimbursement ...........           7.91%(c)         7.66%       7.15%      7.38%       7.57%         7.35%(c)
        Portfolio turnover rate ...............          16.08%            5.87%      13.45%     15.62%      13.73%        13.76%


----------
(a)     Unaudited.
(b)     Based on net asset value per share and not annualized for any period less than 1 year.
(c)     Annualized.


   The accompanying notes are an integral part of these financial statements.

                                     CROFT
                                   LEOMINSTER
                                 1-800-746-3322

                                                               December 26, 2000

Dear Fellow Shareholders:

      From January 1, 2000 to December 26, 2000, your Croft-Leominster Value Fund has increased 12.9%. Over the same period, the S&P 500 Index has declined (9.5%) and the Lipper Multi-Cap Value Index has returned 7.3%. The Lipper Multi-Cap Value Index is how we are measured versus funds with the same investment style. *


      In our past letters to you, we highlighted our belief that many investors were ignoring fundamentals and were placing bets on companies with extremely high valuations. This has occurred several times in the past. Each of these periods of investor speculation eventually ends and the over-valued companies correct.


      The NASDAQ Index, which contains a number of these companies, has declined (38.7%) year to date. An even more speculative index, the Bloomberg US Internet Index has declined (65.3%) year to date.


      Our Value philosophy and patience have continued to be rewarded throughout this market volatility. Our approach attempts to find those companies that are selling at a discount to their intrinsic value based on future earnings, cash flows and/or hidden assets. Many times these companies are out of favor with the general investment community and offer compelling rewards vs. risks. This can help to preserve investor principle when a correction occurs. The Value Fund has the following characteristics:


                                   Value Fund          S&P 500 Index
                                   ----------          -------------
Estimated 2001 Price/Earnings        12.6 X              20.9 X
Estimated Growth Rate                11.2%               10.0 %
Yield                                1.9%                1.2%



      We have added several quality names to the portfolio since our last letter. One of our larger purchases was Honeywell International Incorporated. Honeywell's pending merger with General Electric, which is expected to close by the second quarter of next year, is a great fit. The combination will add a company that is well positioned to advantage from several macroeconomic trends, such as strong markets for performance chemicals and robust demand for aerospace products (Honeywell), with one long considered to be among the best-managed companies in the world, if not the best overall. Eliminating one concern, GE CEO Jack Welch has announced his successor, Jeffrey Immelt, a well-respected company insider who should be able to continue to deliver results.

      A second purchase was Chase Manhattan Corp. Chase, through its merger with J.P. Morgan, will become the next global financial services powerhouse. By the end of next year, we expect major cost saving synergies to materialize, as well as major revenue growth resulting from cross selling of the two firms' financial services. Chase is reporting stable credit quality, which puts the company ahead of its peers. In addition, if the Federal Reserve begins to ease interest rates, as is widely expected, not only will market sensitive revenues such as trading commissions increase, but overall credit quality should improve, and earnings estimates should prove conservative.

      We have also begun to sell some securities as they become fully valued, in our opinion. An example is Meridian Resource Corp. Rallying commodity markets and an improved earnings and cash flow picture has driven this small exploration and production company's stock up about 200% in the last year. We felt, however, that a price of $34 for a barrel of oil was unsustainable over the long term. With oil prices most likely stabilizing at a lower level, large additional upside is doubtful. For this reason, we have reduced our oil and gas company holdings across the board.

      We still believe that there is a place for technology and communication companies in your fund, but recent months have seen us cut exposure to these two areas, thus cutting your fund's volatility. We continue to seek exposure in these areas with companies that are industry leaders, have quality earnings, are reasonably valued within their sectors, and have good growth rates. We will invest only in those companies that we feel will be in existence several years from now.

      We thank you for your investment in the Croft-Leominster Value Fund.


                                                Sincerely,


                                                Kent Croft


----------

*Past performance is not indicative of future performance. Investment return and principal will fluctuate.

An investor's shares, when redeemed, may be worth more or less than the original value. The Standard and Poor's 500 (S&P 500) is an unmanaged index that is widely recognized as an indicator of the overall market. The Lipper Multi-Cap Value Index is comprised of stock funds investing in companies of various size, normally those that are considered undervalued relative to major stock indexes based on price-to-current-earnings and price-to-book ratios.

Comments about the Value Fund Portfolio and the S&P 500 are as of 12/26/00.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------

SHARES                                                            MARKET VALUE
------                                                            ------------

COMMON STOCKS - 83.13%
Banks, S&L's and Brokers - 8.58%
    500       Astoria Financial Corp. ............................       $18,750
  1,100       Bank United Corp. ..................................        62,356
    900       First Union Corp. ..................................        27,280
  2,100       FleetBoston Financial Corp. ........................        79,800
  1,600       Mellon Financial Corp. .............................        77,200
  4,376       Washington Mutual Inc. .............................       192,544
                                                                      ----------
                                                                         457,930
                                                                      ----------
Basic Materials - 1.48%
  9,000+      Bethlehem Steel Corp. ..............................        25,875
  3,328       USX-U.S. Steel Group ...............................        53,040
                                                                      ----------
                                                                          78,915
                                                                      ----------
Brazil - 0.19%
 18,000+      Brazilian Investment Trust PLC .....................        10,260

Capital Equipment - 6.69%
  1,400       Eaton Corp. ........................................        95,287
  2,598       Honeywell International Inc. .......................       139,805
  1,300       Ingersoll-Rand Co. .................................        49,075
    700       Kennametal Inc. ....................................        20,562
  1,239       PACCAR Inc. ........................................        52,115
                                                                      ----------
                                                                         356,844
                                                                      ----------
Chemicals - 3.87%
    575       E.I. DuPont de Nemours & Co. .......................        26,091
  4,400       Lyondell Chemical Co. ..............................        63,250
    578       Minnesota Mining & Manufacturing Co. ...............        55,849
  3,400       PolyOne Corporation ................................        26,775
    800       Union Carbide Corp. ................................        34,400
                                                                     ----------
                                                                         206,365
                                                                     -----------

Consumer Cyclicals - 2.57%
  1,100       Ford Motor Company .................................        28,738
  2,716       Koninklijke Philips Electronics NV .................       108,470
                                                                     -----------
                                                                         137,208
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                                     - 3 -

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------

SHARES                                                            MARKET VALUE
------                                                            ------------

Consumer Nondurables - 0.54%
    400       Procter & Gamble Co. ...............................       $28,575
                                                                     -----------

Consumer Services - 0.98%
  2,458       Viad Corp. .........................................        52,540
                                                                     -----------

Containers & Paper- 0.35%
  1,800+      Pactiv Corporation .................................        18,900
                                                                     -----------

Financial Services - 9.14%
  1,400       Capital One Financial Corp. ........................        88,375
  4,100       Citigroup Inc. .....................................       215,762
  4,100       Stillwell Financial Inc. ...........................       183,731
                                                                     -----------
                                                                         487,868
                                                                     -----------
Health Care - 1.29%
    800       Becton, Dickinson and Co. ..........................        26,800
  1,500       McKesson HBOC Inc. .................................        42,094
                                                                     -----------
                                                                          68,894
                                                                     -----------
Hotels and Motels - 1.44%
  2,600       Starwood Hotels & Resorts Worldwide Inc. ...........        77,025
                                                                     -----------

India - 0.56%
    534+      India Growth Fund Inc. .............................         5,440
    700+      The India Fund Inc. ................................         7,481
  1,186+      Jardine Fleming India Fund .........................        10,748
    600+      Morgan Stanley India Investment Fund ...............         6,338
                                                                     -----------
                                                                          30,007
                                                                     -----------
Insurance - 7.12%
  4,500       ACE Ltd. ...........................................       176,625
  1,500       Hartford Financial Services Group Inc. .............       111,656
  1,043       Lincoln National Corp. .............................        50,455
  2,100       Trenwick Group Ltd. ................................        41,213
                                                                     -----------
                                                                         379,949
                                                                     -----------



The accompanying notes are an integral part of these financial statements.

                                     - 4 -

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------

SHARES                                                            MARKET VALUE
------                                                            ------------


Media & Entertainment - 6.57%
  1,700+      Big City Radio Inc. ................................       $ 5,525
    300+      Cablevision Systems Cl A ...........................        22,350
    282+      Clear Channel Communications Inc. ..................        16,938
    800+      Fox Entertainment Group Inc. .......................        17,200
    500       News Corporation Ltd. ADR ..........................        21,500
  4,699+      Viacom Inc. Cl-B ...................................       267,256
                                                                     -----------
                                                                         350,769
                                                                     -----------
Multi-Industry - 10.39%
  2,692+      SPX Corp. ..........................................       332,799
  2,600       TRW Inc. ...........................................       109,200
  2,000       Tyco International Ltd. ............................       113,375
                                                                     -----------
                                                                         555,374
                                                                     -----------
Natural Gas - 3.15%
    500       Anadarko Petroleum Corp. ...........................        32,025
  2,100       Burlington Resources Inc. ..........................        75,600
  2,000+      Comstock Resources Inc. ............................        20,750
  2,398+      Pure Resources Inc. ................................        39,567
                                                                     -----------
                                                                         167,942
                                                                     -----------
Oil - 1.12%
    400       Apache Corp. .......................................        22,125
    744       Devon Energy Corp. .................................        37,498
                                                                     -----------
                                                                          59,623
                                                                     -----------
Paper & Forest Products - 4.46%
  3,000       Boise Cascade Corp. ................................        86,063
 11,261+      Smurfit-Stone Container Corp. ......................       152,024
                                                                     -----------
                                                                         238,087
                                                                     -----------

Pharmaceuticals - 3.65%
  1,700       American Home Products Corp. .......................       107,950
    680+      Amgen Inc. .........................................        39,397
  1,100       Pfizer Inc. ........................................        47,506
                                                                     -----------
                                                                         194,853
                                                                     -----------
Retail - 1.63%
  1,900       Lowe's Companies Inc. ..............................        86,806
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.

                                     - 5 -




                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------

SHARES                                                            MARKET VALUE
------                                                            ------------

Technology - 3.28%
    300+      America Online Inc. ................................       $15,129
    632       Computer Associates International Inc. .............        20,145
    698+      Flextronics International Ltd. .....................        26,524
    594       Corning Inc. .......................................        45,441
    450+      General Motors Corp.-Class H .......................        14,580
    200       International Business Machines Corp. ..............        19,700
    600+      Oracle Corp. .......................................        19,800
    600+      Varian Semiconductor Equipment Associates Inc. .....        13,800
                                                                     -----------
                                                                         175,119
                                                                     -----------
Telephone & Cellular - 2.22%
  1,230+      Qwest Communications International Inc. ............        59,809
  1,400       Williams Companies Inc. ............................        58,538
                                                                     -----------
                                                                         118,347
                                                                     -----------
Transportation - 0.17%
  1,025+      Kansas City Southern Industries Inc. ...............         8,905
                                                                     -----------

Utilities - 1.69%
  1,300       Edison International ...............................        31,037
  3,700+      Niagara Mohawk Holdings Inc. .......................        59,200
                                                                     -----------
                                                                          90,237
                                                                     -----------

TOTAL COMMON STOCK (Cost $3,025,476) .............................    4,437,342
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS - 0.69%
     700      Seagram Co. Ltd. "Aces"(Cost $29,046) ..............       36,750
                                                                     -----------

MUTUAL FUNDS - 0.03%
    147+      Schroder All Asia Fund Cl A (Cost $1,629) ..........         1,442
                                                                     -----------


The accompanying notes are an integral part of these financial statements.

                                     - 6 -



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------
SHARES                                                            MARKET VALUE
------                                                            ------------

SHORT TERM INVESTMENTS - 16.28%
Cash Equivalent - 6.92%
369,216       Firstar Treasury Fund (Cost $369,216) ..............      $369,216

Commercial Paper - 9.36%
 500,000      GE Capital Corp., 6.52%, 11/06/00
                                (Cost $500,000) .................        500,000
                                                                     -----------

TOTAL SHORT TERM INVESTMENTS
           (Cost $869,216)                                              869,216

           TOTAL INVESTMENTS
           (Cost $3,923,738) ............................ 100.13%     5,344,750

           Cash and other assets less liabilities .......  (0.13)%       (7,008)
                                                          ------    -----------

           TOTAL NET ASSETS ............................. 100.00%   $ 5,337,742
                                                          ======    ===========

(1)   Federal Tax Information: At October 31, 2000 the net unrealized appreciation based on cost for Federal Income tax purposes of
      $3,923,738 was as follows:
          Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost ................. $ 1,524,553
          Aggregate gross unrealized depreciation for all investments for
             which there was an excess of cost over value .................    (103,541)
                                                                            -----------

        Net unrealized appreciation ....................................... $ 1,421,012
                                                                            ===========
+       Non-income producing security.


   The accompanying notes are an integral part of these financial statements.




                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------

Assets:
Investments in securities, at value
(cost $3,923,738) (Note 2) ......................................   $ 5,344,750
Dividends and interest receivables ..............................         6,890
Prepaid expenses ................................................         9,732
Due from investment advisor .....................................         3,506
                                                                    -----------
        Total Assets ............................................     5,364,878
                                                                    -----------

Liabilities:
Payable:
        Securities purchased ..........................  12,050
        Fund shares repurchased .......................     962
        Accrued directors fees ........................     510
        Accrued expenses and other liabilities ........  13,614
                                                       --------
                Total Liabilities ...............................        27,136
                                                                        --------

        Net Assets ..............................................   $ 5,337,742
                                                                    ===========

Net Assets Consist of:
        Additional paid in capital ..............................     4,074,184
        Undistributed net investment loss .......................       (21,266)
        Accumulated net realized loss from
                investment transactions (Note 6) ................      (136,188)
        Net unrealized appreciation on investments ..............     1,421,012
                                                                    -----------

        Net Assets ..............................................   $ 5,337,742
                                                                    ===========


Net asset value, redemption and offering price per share
        ($5,337,742/294,325 shares
        of capital stock outstanding) (Note 4) ..................   $     18.14
                                                                    ===========


   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            STATEMENT OF OPERATIONS
                   For the six months ended October 31, 2000
                                  (Unaudited)


--------------------------------------------------------------------------------
Investment Income:
Dividends .......................................................   $    29,443
Interest ........................................................        11,474
                                                                    -----------
        Total income ............................................        40,917
                                                                    -----------

Expenses:
Investment advisory fees (Note 3) ...............................        24,305
Administration fees (Note 4) ....................................        10,395
Transfer agent fees .............................................         5,692
Legal fees ......................................................         4,811
Registration fees ...............................................         3,620
Custody fees ....................................................         3,387
Audit fees ......................................................         3,366
Insurance .......................................................         2,993
Printing and postage expenses ...................................         1,131
Other expenses ..................................................         2,673
                                                                    -----------

        Total expenses ..........................................        62,373

        Less:  Expense reimbursement (Note 3) ...................       (23,589)
                                                                    -----------
        Net expenses ............................................        38,784
                                                                    -----------
        Net  investment income ..................................         2,133
                                                                    -----------

Net Realized and Unrelaized Gains
        (Losses) on Investments (Note 2)
Net realized loss from investment transactions ..................      (119,552)
Net change in unrealized appreciation on investments ............       444,874
                                                                    -----------

        Net realized and unrealized gain on investments .........       325,322
                                                                    -----------

        Net increase in net assets resulting from operations ....   $   327,455
                                                                    ===========






   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS



--------------------------------------------------------------------------------

                                                     For the six
                                                     months ended    For the year
                                                   October 31, 2000      ended
                                                     (Unaudited)    April 30, 2000
                                                     -----------    --------------
Increase (Decrease) in Net Assets from Operations
Net investment income (loss) ........................   $     2,133    $    (23,398)
Net realized gain (loss) from investment transactions      (119,552)        144,911
Net change in unrealized appreciation
        (depreciation) on investments ...............       444,874        (136,637)
                                                        -----------    ------------

Net increase (decrease) in net assets resulting
        from operations .............................       327,455         (15,124)

Dividends and Distributions to Shareholders
Distributions from net gain on investments ..........             0               0

Capital Share Transactions
Net capital share transactions (Note 4) .............         9,453         (19,194)
                                                        -----------    ------------

Net increase (decrease) in net assets ...............       336,908         (34,318)

Net Assets:
Beginning of Period .................................     4,864,197       4,898,515
                                                        -----------    ------------

End of Period (including undistributed net investment
        loss of $21,266, and $0, respectively) ......   $ 5,201,105    $  4,864,197
                                                        ===========    ============



The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------
NOTE 1.  ORGANIZATION

The Croft-Leominster Value Fund (the "Fund"), a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invests primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sales price. Investments for which no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of Fund's Board of Directors.

      FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

      OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment Adviser. Under the terms of the management agreement, the Adviser provides portfolio management and makes day-to-day investment decisions for the Fund. For its services as Adviser, the Fund pays a fee, computed daily and payable monthly at the annual rate of 0.94% of the Fund's average daily net asset value. Until December 31, 2001, the Adviser guarantees that the overall expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses)

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000
                                  (UNAUDITED)

--------------------------------------------------------------------------------
will not exceed an annual rate of 1.50%. As a result, for the six months ended October 31, 2000, the Adviser accrued reimbursements to the Fund of $23,589.

      Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. The Corporation elected to waive the 12b-1 fee for the fund on May 1, 1999. The 12b-1 fee will be waived into the foreseeable future; however, the Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

      Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

NOTE 4. CAPITAL SHARE TRANSACTIONS

      At October 31, 2000, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,074,184 for the Fund.

Transactions in capital stock were as follows:

                                  Six Months Ended           Year Ended
                                  October 31, 2000          April 30, 2000
                                Shares      Amount        Shares     Amount
                                ------      ------        ------     ------
Shares sold .................    15,709    $ 268,320     36,366    $ 568,874

Shares issued in reinvestment
                of dividends          0            0          0            0

Shares redeemed .............   (15,006)    (261,867)   (36,891)    (588,068)
                                -------    ---------    -------    ---------

Net increase (decrease) .....       702    $   9,453       (525)   $ (19,194)
                                =======    =========    =======    =========


NOTE 5.  INVESTMENT TRANSACTIONS

      During the six months ended October 31, 2000, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated 1,117,523 and $1,764,587, respectively.

NOTE 6.  DISTRIBUTION TO SHAREHOLDERS

      During the six months ended October 31, 2000, the Fund did not declare any dividends.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
             (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



--------------------------------------------------------------------------------
                                               Six Months
                                                 Ended
                                               October 31,       For the Fiscal Years Ended April 30,
                                               2000 (a)      2000    1999        1998     1997    1996 (b)
                                               --------      ----    ----        ----     ----    --------

Net asset value, beginning of period            $ 16.57     $16.65  $17.03      $13.32    $11.74  $10.00
                                                -------     ------  ------      ------    ------  ------

Income (loss) from investment operations:
        Net investment income (loss)            $  0.09     (0.08)  (0.04)     0.00       0.04    0.10
        Net realized and unrealized gain
                (loss) on investments              1.48      0.00   (0.10)     5.49       2.11    1.75
                                                -------     ------  ------     ------    ------  ------
        Total from investment operations           1.57     (0.08)  (0.14)      5.49       2.15   1.85
                                                -------     ------  ------     ------    ------  ------

Less distributions:
        Dividends from net investment income       0.00      0.00    0.00       0.00     (0.05)  (0.07)
        Distributions from net realized capital
                gains from security transactions   0.00      0.00   (0.24)     (1.78)    (0.52)  (0.04)
                                                -------     -----   ------      ------    ------  ------
        Total distributions                        0.00      0.00   (0.24)     (1.78)    (0.57)  (0.11)
                                                -------     ------  ------      ------    ------  ------

        Net asset value, end of period          $ 18.14    $16.57   $16.65     $17.03    $13.32 $11.74
                                                =======    ======   ======     ======    ====== ======

        Total return (c)                       9.47%        (0.48%) (0.63%)    43.14%     18.71%  18.57%

Ratios/Supplemental data
        Net assets end of period (in 000's)     $5,338     $4,864   $4,899     $5,263    $2,064   $1,255
        Ratio of expenses to average net
                assets before reimbursement     2.41%(d)    2.47%   2.59%       2.75%      5.40%   1.50%(d)
        Ratio of expenses to average net
                assets after reimbursement      1.50%(d)    1.50%   1.50%       1.50%      1.50%   1.50%(d)
        Ratio of net investment income
                (loss) to average net assets
                before reimbursement           (0.83%)(d)  (1.01%)  (1.37%)    (1.25%)    (3.56%)  0.89%(d)
        Ratio of net investment income
                (loss) to average net assets,
                after reimbursement             0.08%(d)   (0.49%)  (0.29%)     0.00%      0.34%   0.89%(d)
        Portfolio turnover rate                 23.71%      55.66%  89.33%     80.98%    105.72%  65.38%



----------
(a)     Unaudited.
(b)     For the period May 4, 1995 (commencement of operations) to April 30, 1996.
(c)     Based on net asset value per share.
(d)     Not annualized.



   The accompanying notes are an integral part of these financial statements.

                                CROFT LEOMINSTER

                                   VALUE FUND


                                 1-800-746-3322